UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

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CURRENT REPORT

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PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 18, 2023

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ADAMIS PHARMACEUTICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26372	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11682 El Camino Real, Suite 300 San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 997-2400

(Former name or Former Address, if Changed Since Last Report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADMP	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 18, 2023, David C. Benedicto, the chief financial officer and principal accounting officer of Adamis Pharmaceuticals Corporation (the “Company”), notified the Company that he was tendering his resignation from the Company effective July 21, 2023. Mr. Benedicto’s resignation was not a result of any disagreement with the Company or its independent auditors on any matter relating to the Company’s financial statements or accounting policies or practices. The Company will commence a search for a new chief financial officer. In the interim, David J. Marguglio, the Company’s President and Chief Operating Officer, will assume the duties of chief financial officer of the Company on an interim basis until the Company appoints a successor, and the board of directors of the Company has approved that appointment. Mr. Marguglio joined the Company as Vice President, Business Development and Investor Relations, and a director in April 2009, and was appointed as President and Chief Executive Officer of the Company in May 2022 and was Chief Executive Officer until the Company’s merger in May 2023 with DMK Pharmaceuticals Corporation. He has held positions with the Company of Senior Vice President of Corporate Development and, since March 2017, Senior Vice President and Chief Business Officer. Prior to Adamis, Mr. Marguglio held various positions with Citigroup Global Markets, Salomon Smith Barney and Merrill Lynch. Before entering the financial industry, he worked as a financial analyst and founded and ran two different startup companies, the latter of which was eventually acquired by a Fortune 100 company. He received a degree in finance and business management from the Hankamer School of Business at Baylor University. The selection of Mr. Marguglio to serve as chief financial officer was not made pursuant to any arrangement or understanding with any other person. The Company has previously entered into its form of indemnity agreement with Mr. Marguglio. There are no family relationships between Mr. Marguglio and any director or executive officer of the Company, and, except as set forth above, Mr. Marguglio does not have any other direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMIS PHARMACEUTICALS CORPORATION

Dated: July 24, 2023	By:	/s/ Ebrahim Versi
	Name:	Ebrahim Versi
	Title:	Chief Executive Officer